UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2015

TCW Direct Lending LLC

(Exact name of registrant as specified in its charter)

Delaware	814-01069	46-5327366
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Clarendon Street Boston, Massachusetts		02116
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 936-2275

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 8, 2015, pursuant to approval the Registrant’s Board of Directors, the Registrant entered into an “Amendment No. 1 to the Second Amended and Restated Limited Liability Company Agreement of TCW Direct Lending, LLC”, which amended the Registrant’s operating agreement to:

(i)	name Kyle O’Neill as a Key Person under the agreement, in replacement of Matthew J. Whitcomb; and

(ii)	make certain technical corrections and updates.

A copy of the amendment will be filed with the Registrant’s next Quarterly Report on Form 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2015	TCW DIRECT LENDING LLC

	By:	/s/ James Krause
		Name:	James Krause
		Title:	Chief Financial Officer